Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961

MarketDesk Focused U.S. Dividend ETF
(a series of EA Series Trust)
Ticker Symbol: FDIV
Listed on The Nasdaq Stock Market®

December 13, 2023

Supplement to the Prospectus
dated September 15, 2023

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus for MarketDesk Focused U.S. Dividend ETF (FDIV).
Effective immediately, the Board of Trustees has elected to declare and distribute FDIV’s net investment income, if any, to shareholders as dividends quarterly, instead of annually as previously disclosed. As of result of this change, the section of the Prospectus titled Dividends and Distributions found on page 16 of the Prospectus has been updated to the following:
Dividends and Distributions
Dividends and Distributions. The Fund has elected and intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (“Code”). As regulated investment companies, the Fund generally pays no U.S. federal income tax on the income and gains it distributes to you. The Fund expects to declare and to distribute its net investment income, if any, to shareholders as dividends on a quarterly basis. The Fund will distribute net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. Distributions may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
If you have any questions regarding FDIV, please call (215) 882-9983.
Please retain this Supplement with your Prospectus for future reference.